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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR 12(g) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 Acusphere, Inc.
                                 ---------------
             (Exact name of registrant as specified in its charter)

             Delaware                                   04-3208947
      ------------------------                     -------------------
      (State of incorporation                         (IRS Employer
          or organization)                         Identification No.)

               500 Arsenal Street, Watertown, Massachusetts 02472
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)




If this form relates to the registration   If this form relates to the registration
of a class of securities pursuant to       of a class of securities pursuant to
Section 12(b) of the Exchange Act and      Section 12(g) of the Exchange Act and is
is effective pursuant to General           effective pursuant to General Instruction
Instruction A.(c), please check the        A.(d), please check the following box: [X]
following box: [ ]


Securities Act registration statement file number to which this form relates:
333-106725  (If applicable)
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        Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class                      Name of each exchange on which
     to be so registered                      each class is to be registered
     -------------------                      ------------------------------

     None                                                  N/A

        Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, $.01 par value per share
                     --------------------------------------
                                (Title of Class)




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Item 1. Description of Registrant's Securities to be Registered

     Information concerning the Registrant's Common Stock is contained in the Registrant's Registration Statement on Form S-1 (File No. 333-106725), filed with the Securities and Exchange Commission on July 1, 2003 as the same may be amended from time to time (the "S-1 Registration Statement"), and such information is incorporated herein by reference.


Item 2. Exhibits

Exhibit No.                        Exhibit
-----------                        -------

   1. Amended and Restated Certificate of Incorporation of the Registrant (currently in effect) (incorporated by reference to Exhibit 3.01 of the S-1 Registration Statement).

   2. Form of Amended and Restated Certificate of Incorporation of the Registrant (to be filed immediately after the closing of the offering under the S-1 Registration Statement) (incorporated by reference to Exhibit 3.02 to the S-1 Registration Statement).

   3. Amended and Restated By-laws of the Registrant (currently in effect) (incorporated by reference to Exhibit 3.03 of the S-1 Registration Statement).

   4. Form of Amended and Restated By-laws of the Registrant (to become effective as of the closing of the offering under the S-1 Registration Statement) (incorporated by reference to
                    Exhibit 3.04 to the S-1 Registration Statement).

   5. Specimen Certificate for shares of the Registrant's Common Stock (incorporated by reference to Exhibit 4.01 to the S-1 Registration Statement).





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                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                 Acusphere, Inc.



                                                 By: /s/ Sherri C. Oberg
                                                     ---------------------------
                                                     Sherri C. Oberg
                                                     President and Chief
                                                      Executive Officer

Date: September 30, 2003